UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2022

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2022, Materion Corporation (the "Company") held its 2022 Annual Meeting of Shareholders (the "Annual Meeting"). Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.

As of the record date of the Annual Meeting, there were 20,450,049 common shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 19,011,094 common shares, or approximately 93% of the outstanding common shares entitled to vote, were represented in person or by proxy. Those common shares were voted as follows:

(1) Election of Directors.
The following individuals were nominated in 2022 to serve as directors until 2023. All nominees were elected. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Vinod M. Khilnani	17,221,201	997,566	792,327
Emily M. Liggett	17,725,764	493,003	792,327
Robert J. Phillippy	17,698,879	519,888	792,327
Patrick Prevost	17,726,672	492,095	792,327
N. Mohan Reddy	16,817,481	1,401,286	792,327
Craig S. Shular	17,374,846	843,921	792,327
Darlene J. S. Solomon	17,710,429	508,338	792,327
Robert B. Toth	17,714,858	503,909	792,327
Jugal K. Vijayvargiya	17,926,037	292,730	792,327

(2) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2022.
The proposal was ratified based on the following vote:

For	17,219,745
Against	1,788,770
Abstentions	2,579

(3) Approval, on an advisory basis, of the compensation of the Company's named executive officers.
The Company's shareholders approved, on an advisory, non-binding basis the compensation of the Company's named executive officers.

For	16,905,492
Against	1,282,488
Abstentions	30,787
Broker Non-Votes	792,327

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 4, 2022	By:	/s/ John M. Zaranec
John M. Zaranec
Vice President, Corporate Controller and Investor Relations